Semiannual Report

April 30, 1999

--------------------------------------------------------------------------------
Foreign Equity Fund


Dear Investor

International stock markets performed well during the six months ended April 30, and the strong rally that began in October continued for the balance of 1998. However, as we moved into 1999 leadership changed with the European markets losing ground and the Far Eastern markets picking up the pace. This change in leadership is consistent with the relative economic cycles between the two regions. The large economies of Europe remain becalmed, but in the Far East there are distinct signs of recovery. Despite the fanfare that surrounded its launch in January, the euro weakened significantly against the U.S. dollar, which undercut returns from the Eurozone markets for U.S. investors.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/99                       6 Months                   12 Months
--------------------------------------------------------------------------------

Foreign Equity Fund                         13.81%                     6.67%

MSCI EAFE Index                             15.44                      9.81

Against this background of generally buoyant stock markets, the fund registered strong absolute returns, particularly over the last six months. Relative results were more mixed, and fund returns trailed the MSCI EAFE Index over both the 6- and 12-month periods. This was principally due to an underweighting in Japan and a low exposure to its banking sector, a large part of the index that recovered sharply this year. As with the U.S. market, large-cap stocks continued to lead many international markets. Our positions in non-index stocks impaired our returns relative to the index.

The broad themes pushing world markets higher were improving sentiment, recovering capital flows, and falling global interest rates. In Europe there was the additional stimulus of heavy corporate activity, with transactions in the first four months of 1999 totaling $641 billion compared with $864 billion for the whole of 1998. The financial sector was active with the announcement of a number of major deals that will hasten the consolidation of Europe's banking industry. As in the U.S., leading telecommunication companies were also making moves to strengthen their strategic positions in this attractive sector. Perhaps the surprise in Europe was the weakness of the euro following its launch at the beginning of the year. A slowdown in the important economies of Germany and Italy allowed euro interest rates to decline, but the Kosovo situation and the prospect of extended conflict at Europe's doorstep also cast a shadow over the new currency. Since January, securities listed on the 11 stock markets of the Eurozone have been denominated in euros, and a fall of 11% against the dollar was embarrassing for the authorities and uncomfortable for the dollar-based investor.

In the Pacific, there were some sharp rallies in the smal-ler markets where there are signs that a number of economies are successfully introducing necessary reforms following the traumas of a year ago. Even in Japan there was some better news on the economy, and investors were encouraged to see the government take action to recapitalize the banking sector. The Tokyo market rallied strongly with financial stocks taking the lead. Japan also saw an increase in corporate activity with Goodyear acquiring Sumitomo Rubber and Renault buying about 35% of fellow automaker Nissan. For a country that has been cautious about foreign control of its corporations, these were landmark deals.

Turning to the emerging markets, Latin America showed its usual volatility. The Brazilian market plunged 28% in January as the authorities let the real (the Brazilian currency)find its own level rather than risking fast-diminishing reserves to protect it further. Although damaging at the time, this devaluation at least cleared the ground for further progress and allowed interest rates to decline from uncomfortably high levels. A new Central Bank governor, a continuation of fiscal reforms, and a revised International Monetary Fund (IMF) package all combined to restore investor confidence and the market has recently been a strong performer. Mexico also rallied powerfully as economic reforms are now seen to be taking hold, and a recovery in the oil price improved the prospects for its current account.


INVESTMENT REVIEW

Europe

There has been a significant divergence within the economies of Europe, by far our largest commitment at 69% of assets, with the major ones making little progress and some of the small ones growing quite strongly.

Germany has usually been the locomotive of Europe, but its manufacturing sector is weak at the moment and low interest rates have failed to get the economy moving. There have been several wage settlements at levels significantly higher than inflation, and there is little confidence among Germany's business leaders in Gerhard Schroeder's new government of the Center Left. His former Finance Minister, Oskar Lafontaine, was making strident calls for easier money that were embarrassing for the new European Central Bank, whose mandate requires resolute independence in the face of political coercion. Perhaps realizing his position was increasingly difficult, Mr. Lafontaine resigned at the beginning of the year, enabling Mr. Schroeder to improve his control after a wobbly start. Germany's poor economic performance was reflected in its stock market, which has made little progress. Our underweighting here was helpful but some of our larger positions underperformed. SAP, the business management software company, suffered from a slowdown in overseas markets and Gehe, the pharmaceutical wholesaler and retailer, fell prey to regulatory concerns despite continued sound growth in revenue and profits.

Market Performance

Six Months                 Local         Local Currency              U.S.
Ended 4/30/99              Currency    vs. U.S. Dollars           Dollars
--------------------------------------------------------------------------------

Australia                    17.95%               6.51%           25.62%

France                       24.33              -10.37            11.43

Germany                      16.48              -10.41             4.35

Hong Kong                    28.01               -0.06            27.94

Italy                        25.70              -10.49            12.51

Japan                        30.14               -2.38            27.05

Mexico                       33.09                8.22            44.03

Netherlands                  26.16              -10.34            13.12

Norway                       11.63               -5.32             5.69

Singapore                    60.96               -3.85            54.76

Sweden                       29.52               -7.06            20.38

Switzerland                  13.74              -11.06             1.16

United Kingdom               21.46               -3.86            16.77

Source: FAME Information Services, Inc., using MSCI indices.

In France, the stock market did better, helped by signs of economic recovery and continued restructuring in the corporate sector. Banque Nationale de Paris amazed the financial sector with its audacious bid for both Paribas and Societe Generale just as they were contemplating a friendly merger. Vivendi, the utilities-based conglomerate and a key holding, demonstrated its international ambitions with an $8 billion acquisition of U.S. Filter, and the consumer goods company Pinault Printemps Redoute, another core holding, intervened in the hostile bid by LVMH for Gucci by buying a 40% stake in the latter.

The Netherlands was another solid gainer with interest returning to Royal Dutch Petroleum, a beneficiary of the rising oil price. Our additions to Philips Electronics proved timely as the stock rallied strongly on the back of global recovery and demand for technology products, but our position in Wolters Kluwer, an international publisher with a steady growth record, lagged as investors turned to more cyclical stocks. The Swiss market was another one where steady growers such as Nestle (confectionery and food) and Novartis (pharmaceuticals) were left on the sidelines, particularly as they announced earnings that were below expectations. However Roche Holdings, the pharmaceuticals major, announced strong results and pleased investors with the additional good news that the U.S. FDA had approved its anti-obesity drug.

The U.K. market, which was the largest single country position in the portfolio, was one of the best in Europe as stocks recently established new highs. Investors were pleased with steady declines in interest rates and rising optimism that a hard landing for the economy could be avoided. Stock market performance was helped by the resilience of sterling, which (unlike the euro) held up well against the U.S. dollar. Kingfisher performed well following its deal with France's Castorama to establish Europe's largest do-it-yourself retailer. In April, it announced a merger with supermarket Asda Group that will create the U.K.'s largest retailer. This will allow cross-selling opportunities and greater purchasing power, and will establish a platform to compete internationally.

Turning to Scandinavia, the star performer was Sweden with Astra, a key portfolio holding in the pharmaceutical sector, finalizing its merger with Zeneca of the U.K. The combined group now has the scale to compete with the largest companies in terms of research and international marketing. Household appliance manufacturer Electrolux performed well on the back of an improvement in operating margins and a buoyant U.S. market.


Far East

In Japan the economy remained depressed. GDP declined 2.5% in 1998, and in the fiscal year ended March 1999 it declined again by a similar amount. Industrial production was weak with auto production during the last fiscal year falling to a 20-year low. Consumer spending was also subdued with chain store sales in March showing one of the largest declines on record. Therefore, the current picture of the Japanese economy is bleak, but one or two signs have encouraged the optimists. The government has become more assertive in providing the right background for the economic recovery, having at last come to grips with banking sector problems by announcing a $500 billion bailout. The recently established Financial Supervisory Agency (FSA) acted decisively to bail out both the Long Term Credit Bank and the Nippon Credit Bank. In addition, we have also seen the first phase of reform of Japan's archaic tax system, with cuts in corporate rates that will be welcomed by the country's hard-pressed businesses. Investors, too, should benefit from lower tax rates and a more rational tax system.

Geographic Diversification
--------------------------------------------------------------------------------

Europe   Far East   Latin America     Japan     Other and Reserves

69       6          5                 17        3

Based on net assets as of 4/30/99.

Aside from government initiatives, corporations increasingly recognize the need for restructuring. Major international corporations such as Sony have announced extensive rationalization of their manufacturing capacity, which will inevitably involve layoffs both in Japan and overseas. Announcements like these might be routine in the U.S., but it must be remembered that Japan has a culture of lifetime employment and such changes must be handled sensitively. Another encouraging sign for Japanese industry was stability in the smaller economies of the Pacific Region. With the prospect of a slowdown in exports to the U.S., Japanese exporters will hope to see their regional markets picking up any slack.

Despite this gloomy economic news, the Tokyo stock market rallied strongly in the six months under review. Perhaps the most important stimulus was the large recapitalization program that removed much uncertainty from the important banking sector. Corporate news was also encouraging with numerous announcements about restructuring and several exporters noting that their regional markets had shown significant improvement.

Looking at our Japanese portfolio in more detail, announcements of specific restructuring from NEC and Sony helped performance, and there was foreign support for a number of our core blue chip holdings. TDK was left behind due to worries over stronger-than-expected price competition for magneto resistance heads. The absence of bank stocks in our portfolio, for so long a successful strategy, hindered results somewhat as the sector moved powerfully ahead following the government's recapitalization program.

Elsewhere in the Pacific, the smaller stock markets of the region also rebounded strongly. Investors sensed that the worst might be over for a number of these economies, and falling interest rates helped sentiment too. As is typical when markets recover, the rally was led by stocks that performed the worst during the downturn. These included financial companies where the banks were helped by low interest rates and the supportive policies of the world central banks. Cyclical stocks also led the market on the assumption that they would be the most sensitive to any upturn.

Industry Diversification

                                                            Percent of
                                                            Net Assets
                                                               4/30/99
--------------------------------------------------------------------------------

Services                                                         29.9%

Finance                                                          20.9

Consumer Goods                                                   19.9

Capital Equipment                                                12.4

Energy                                                            9.2

Materials                                                         3.4

Multi-industry                                                    1.2

Miscellaneous                                                    --

Reserves                                                          3.1

Net Assets                                                      100.0%


Our portfolio structure in the Pacific outside of Japan is fairly conservative. Hong Kong avoided the traumas of overinvestment and currency collapse that plagued the rest of the region but still suffered a sharp contraction in its economy. To protect the link between the Hong Kong and the U.S. dollar, the authorities maintained a high interest rate policy for most of 1998, but the price for this was a weak real estate market and deflation. However, Hong Kong remains a key financial center for the Pacific, and its stock market rallied strongly as interest rates fell and investors refocused on the region.

Australia seems to have come through the regional crises almost unscathed. The economy is growing steadily, and there has been a virtuous mix of low inflation and a strong currency. Unemployment declined moderately and consumer sentiment remained healthy. In common with a number of Pacific economies, the recent improvement in commodity prices should help prospects. Thus we have added the natural resources leader Broken Hill Proprietary, which has also introduced new management and a restructuring plan that should improve shareholder value. However, the bulk of the portfolio remained in service sectors such as banks and telecommunications/ media stocks, which have all done well.


Latin America

Latin America had an extraordinary half year, and Brazil was center stage as usual. Late last year there was optimism that Brazil was back on the road to reform. President Cardoso emerged from the October elections unscathed, and by early November he had announced a new fiscal stability program. It provided a mix of spending cuts and tax increases but offered a longer-term "Working Agenda" to tackle the root causes of the structural problems. Such an ambitious program would require new legislation, but the IMF was confident enough to release its promised $41 billion financial package. Nevertheless, in early December, to the surprise and dismay of markets, Congress failed to pass several fiscal measures on which the IMF package was based. By mid-January the government faced an overwhelming wave of currency selling and the Central Bank was forced to stop defending the real, which devalued by over 30% in less than three weeks. With sky-high interest rates and a massive fiscal deficit, the question of a government default was openly discussed, but just as all seemed lost Congress passed the crucial legislation it had rejected earlier. Confidence was further improved with the appointment of Arminio Fraga, previously a savvy investor with George Soros, as president of the Central Bank. The big question for Brazil is whether the currency devaluation will be followed by a surge of inflation. Opinions on this vary widely, but at present consumer prices remain stable. Now, after two months of renewed international confidence, the markets could have great opportunities ahead. However, we should not forget that Brazil has a poor record for meeting IMF targets and implementing fiscal reform.

With Brazil engulfed by these traumas, the expectation was that Mexico would be dragged down as well, but this time was different. The Mexican stock market held up remarkably well during the Brazilian crisis and then performed far better than other regional markets during the recovery. Due to its close associations with the U.S. economy, Mexico has clearly been a prime beneficiary of the robust U.S. growth. Despite low oil prices, its 1998 fiscal deficit was only 1.2% of GDP, and the government's economic policies remained disciplined and convincing. The Mexican peso has even strengthened against the dollar, and as a clear beneficiary from the recent increase in the oil price, it is not surprising that the stock market was one of the best performers during the six months under review. The Argentine economy slowed sharply following the Brazilian devaluation, but the banking system is now far stronger than when confidence was last tested five years ago. With the Argentine peso maintaining parity with the U.S. dollar, investor confidence has held. The government was even able to access international markets and has already covered much of its financing needs for this year. In Chile the economy is also suffering from a regional slowdown with declining retail sales and the current account deficit, which is affected by a weak copper price, remains an ongoing problem. However, based on its policies of privatization and deregulation, low import tariff barriers, and disciplined fiscal policy, Chile's economy remains one of the most successful in the region. After a period of adjustment it should resume its growth path, particularly if the price of copper has bottomed. Despite the uncertainties, stock markets of both Chile and Argentina participated in the strong rally throughout the region.


INVESTMENT POLICY AND OUTLOOK

Our current investment policy is to maintain close to 70% of portfolio assets in Europe, with the U.K. at 19% the largest single country weighting. Japan at 17% is second-largest and is somewhat lower than its weighting in the MSCI Index. Our positions in the balance of the Pacific are just over 6% (in line with the index weighting). Exposure to Latin America, which is not in the benchmark, was just under 5% of the portfolio. During the past six months there were no significant regional shifts, but there were numerous changes to individual holdings. We sold where individual valuations looked extended but added to positions or created new ones that fit our criteria of strong businesses, steady growth, and reasonable valuation.

Going forward, our policy will be to continue to maintain the fund's geographic mix. Despite the recent volatility in emerging markets, we believe that some exposure to them is appropriate. The prospects for international markets will depend significantly on whether the U.S. economy behaves in a way that will maintain the benign environment of low inflation and stable interest rates. Its performance over the last five years has been quite remarkable, and this has been a major positive influence on both the U.S. stock market and investor sentiment internationally. If the U.S. economy can continue to deliver its favorable mix of steady growth, negligible inflation, and stable interest rates, the investment environment will remain positive. In addition, if overseas economies take over the leadership role, the case for international diversification becomes compelling. Our country weightings and our preference for growth stocks with reasonable valuations should help us achieve our goal of long-term capital growth.

Respectfully submitted,

Martin G. Wade
President

May 21, 1999


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                               Percent of
                                                               Net Assets
Company                               Country                     4/30/99
--------------------------------------------------------------------------------

National Westminster Bank             United Kingdom                 2.6%

SmithKline Beecham                    United Kingdom                 1.8

Kingfisher                            United Kingdom                 1.7

Wolters Kluwer                        Netherlands                    1.7

Telecom Italia                        Italy                          1.7

Shell Transport & Trading             United Kingdom                 1.6

Nestle                                Switzerland                    1.5

ING Groep                             Netherlands                    1.5

Glaxo Wellcome                        United Kingdom                 1.4

Diageo                                United Kingdom                 1.3

Vivendi                               Finland                        1.2

Novartis                              Switzerland                    1.1

Telebras                              Brazil                         1.1

Fortis                                Netherlands                    1.1

UBS                                   Switzerland                    1.0

Total                                 France                         1.0

Reed International                    United Kingdom                 1.0

Unilever                              United Kingdom                 1.0

Roche Holdings                        Switzerland                    1.0

Telefonica de Espana                  Spain                          0.9

Cable & Wireless                      United Kingdom                 0.9

AstraZeneca Group                     Sweden                         0.9

Nokia                                 Finland                        0.9

Nippon Telegraph &
   Telephone                          Japan                          0.9

Mannesmann                            Germany                        0.9

--------------------------------------------------------------------------------
Total                                                               31.7%
--------------------------------------------------------------------------------

Table excludes reserves


Security Classification

                                   Percent                               Market
                                   of Net              Cost               Value
4/30/99                            Assets             (000)               (000)
--------------------------------------------------------------------------------

Common Stocks and
   Rights                           95.4%        $2,396,276          $3,140,616

Preferred Stocks                     1.5             49,795              50,245

Short-Term Investments               2.9             96,918              96,918

Total Investments                   99.8          2,542,989           3,287,779

Other Assets Less
   Liabilities                       0.2              7,666               7,666

Net Assets                         100.0%        $2,550,655          $3,295,445
--------------------------------------------------------------------------------


Summary of Investments and Cash

April 30, 1999

                                                                   Percent of
                              Equities        Cash         Total    MSCI EAFE
--------------------------------------------------------------------------------

Europe

  Austria                        --           --           --            0.3%

  Belgium                         1.5%        --            1.5%         1.5

  Denmark                         0.4         --            0.4          0.8

  Finland                         0.9         --            0.9          1.7

  France                         10.0         --           10.0          9.2

  Germany                         6.2         --            6.2          9.7

  Ireland                         0.1         --            0.1          0.5

  Italy                           5.9         --            5.9          4.7

  Netherlands                     9.5         --            9.5          6.0

  Norway                          1.1         --            1.1          0.4

  Portugal                        0.4         --            0.4          0.5

  Spain                           3.1         --            3.1          3.0

  Sweden                          3.7         --            3.7          2.3

  Switzerland                     6.3         --            6.3          7.0

  United Kingdom                 19.4         --           19.4         22.7
  ------------------------------------------------------------------------------

Total Europe                     68.5%        --           68.5%        70.3%
--------------------------------------------------------------------------------

Pacific Basin

  Australia                       3.0%        --            3.0%         3.0%

  China                           0.4         --            0.4         --

  Hong Kong                       1.8         --            1.8          2.5

  India                           0.2         --            0.2         --

  Japan                          17.1         --           17.1         23.1

  New Zealand                     0.3         --            0.3          0.2

  Singapore                       0.4         --            0.4          0.9

  South Korea                     0.2         --            0.2         --

  ------------------------------------------------------------------------------
Total Pacific Basin              23.4%        --           23.4%        29.7%
--------------------------------------------------------------------------------

Americas

  Argentina                       0.9%        --            0.9%        --

  Brazil                          2.1         --            2.1         --

  Canada                          0.3         --            0.3         --

  Chile                           0.1         --            0.1         --

  Mexico                          1.6         --            1.6         --

  United States                  --            2.9%         2.9         --
  ------------------------------------------------------------------------------
Total Americas                    5.0%         2.9%         7.9%        --
--------------------------------------------------------------------------------

Other Assets
  Less Liabilities               --            0.2          0.2%        --

--------------------------------------------------------------------------------
TOTAL                            96.9%         3.1%       100.0%       100.0%*
--------------------------------------------------------------------------------

* Totals may not add to 100.0% due to rounding.


Foreign Equity Fund
4/30/99

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Foreign Equity Fund
--------------------------------------------------------------------------------

As of 4/30/99


                           Foreign          MSCI               Lipper
                           Equity           EAFE               International
                           Fund             Index              Funds Average

9/7/89                     10,000           10,000             10,000

4/90                       8,714            10,111             10,069

4/91                       9,124            10,431             10,688

4/92                       8,378            10,939             11,338

4/93                       10,226           11,894             12,334

4/94                       11,959           14,730             15,350

4/95                       12,662           14,800             15,623

4/96                       14,149           17,282             18,399

4/97                       14,065           18,647             19,730

4/98                       16,770           22,751             23,124

4/99                       18,414           23,137             24,665

MSCI EAFE since 8/31/89.


Total Return Performance
--------------------------------------------------------------------------------

Periods Ended                                      Calendar                                                        Since
4/30/99                  1 Month     3 Months  Year-to-Date          1 Year         3 Years*        5 Years*       9/7/89*

Foreign
   Equity Fund             3.90%        6.47%         5.17%           6.67%           10.26%         9.95%          9.81%

S&P 500 Index              3.87         4.67          9.05            21.82           29.08          26.89          7.96

MSCI EAFE Index            4.07         5.88          5.60            9.81            9.18           9.02           6.52**

Lipper International
  Funds Average            4.59         5.45          6.23            3.23            9.40           8.29           8.80

FT-A Euro
 Pacific Index             4.61         7.20          6.76            10.72           8.18           8.27           6.02**

*    Average annual compound total return. This table shows how the fund would have performed each year if its actual
     (or cumulative) returns for the periods shown had been earned at a constant rate.

**   From 8/31/89.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Financial Highlights
Foreign Equity Fund
(Unaudited)

                                 For a share outstanding throughout each period
                     -----------------------------------------------------------
                     6 Months      Year
                        Ended     Ended
                      4/30/99  10/31/98  10/31/97  10/31/96  10/31/95  10/31/94

NET ASSET VALUE
Beginning of period  $  17.03  $  16.51  $  15.62  $  13.99  $  14.59  $  13.32

Investment activities
  Net investment
  income                 0.08      0.28      0.21      0.21      0.18      0.09
  Net realized and
  unrealized
  gain (loss)            2.23      0.93      1.07      1.78     (0.14)     1.48

  Total from
  investment
  activities             2.31      1.21      1.28      1.99      0.04      1.57

Distributions
  Net investment
  income                (0.29)    (0.21)    (0.22)    (0.18)    (0.12)    (0.09)
  Net realized
  gain                  (0.13)    (0.48)    (0.17)    (0.18)    (0.52)    (0.21)

  Total distributions   (0.42)    (0.69)    (0.39)    (0.36)    (0.64)    (0.30)

NET ASSET VALUE
End of period        $  18.92  $  17.03  $  16.51  $  15.62  $  13.99  $  14.59
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return*           13.81%     7.65%     8.30%    14.48%     0.64%    11.96%
Ratio of total
expenses to
average net assets       0.74%!    0.74%     0.75%     0.76%     0.80%     0.82%

Ratio of net
investment
income to
average
net assets               0.86%!    1.58%     1.40%     1.67%     1.69%     1.26%

Portfolio
turnover rate            11.8%!    18.6%     15.9%     13.8%     18.8%     22.0%

Net assets,
end of period
(in millions)        $  3,295  $  3,204  $  3,160  $  2,322  $  1,560  $  1,058

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Foreign Equity Fund
April 30, 1999 (Unaudited)

                                                         Shares         Value
--------------------------------------------------------------------------------
                                                                 In thousands

ARGENTINA  0.9%

Common Stocks  0.9%

Banco de Galicia Buenos Aires
  (Class B) ADR (USD) *                                 118,059   $    2,723

Banco Frances del Rio de la Plata
  ADR (USD)                                             107,688        2,773

Telefonica de Argentina (Class B)
  ADR (USD)                                             185,964        6,950

YPF Sociedad Anonima
  (Class D) ADR (USD)                                   397,259       16,685

Total Argentina (Cost $21,062)                                        29,131


AUSTRALIA  3.0%

Common Stocks  2.7%

Australian Gas Light                                    659,483        4,670

Brambles Industries                                     233,500        6,861

Broken Hill Proprietary                                 405,000        4,579

Colonial Limited                                      2,259,617        8,508

Commonwealth Bank
  of Australia                                          600,691       10,937

Goodman Fielder                                       3,015,600        2,914

Lend Lease                                              354,654        4,781

News Corporation                                        990,355        8,300

Publishing & Broadcasting                             1,315,904        8,845

TABCORP Holdings                                        755,130        6,141

Telstra                                               2,085,098       11,314

Westpac Bank                                          1,536,411       11,729

                                                                      89,579

Preferred Stocks  0.3%

News Corporation                                        882,362        6,897

Star City Holdings                                    3,137,790        3,530

                                                                      10,427

Total Australia (Cost $69,175)                                       100,006


BELGIUM  1.5%

Common Stocks  1.5%

Dexia (EUR) *                                            24,289        3,736

Fortis B (EUR)                                          444,628       14,913

KBC Bancassurance
  Holding (EUR)                                         395,260       24,510

Societe Europeenne des Satellites
  (Class A) (EUR) *                                      18,927        2,897

UCB (EUR) *                                              88,170        4,098

Total Belgium (Cost $28,329)                                          50,154


BRAZIL  2.1%

Common Stocks  1.3%

Pao de Acucar GDR (USD)                                 184,592   $    3,219

Telebras ADR (USD)                                      404,052       36,844

Telecomunicacoes de
  Sao Paulo *                                           967,420           73

Telesp                                                  335,419            0

Unibanco GDR (USD)                                      117,158        2,907

                                                                      43,043

Preferred Stocks  0.8%

Banco Bradesco                                       465,618,322       2,467

Banco Itau                                            4,882,000        2,587

Cia Cimento Portland Itau                             4,882,700          526

Cia Energetica Minas Gerais                          104,208,392       2,478

Cia Energetica Minas
  Gerais ADR (144a) (USD)                                19,838          481

Cia Energetica Minas
  Gerais ADR, Cv. (USD)                                  28,009          679

Cia Energetica Minas
  Gerais ADR, Sponsored
  Nonvoting (USD)                                       124,287        3,014

Pao de Acucar GDR (USD)                                   6,480          113

Petrol Brasileiros                                   56,381,021        9,131

Telebras ADR (USD)                                      404,052           32

Telecomunicacoes de
    Sao Paulo                                        33,358,233        4,157

Telecomunicacoes de Sao
    Paulo Celular (Class B) *                        31,817,420        1,360

                                                                      27,025

Total Brazil (Cost $78,081)                                           70,068


CANADA  0.3%

Common Stocks  0.3%

Alcan Aluminum                                          169,050        5,333

Royal Bank of Canada                                     60,300        2,940

Total Canada (Cost $5,839)                                             8,273


CHILE  0.1%

Common Stocks  0.1%

Chilectra ADR (144a) (USD)                               80,932        1,791

Compania Cervecerias
  Unidas ADS (USD)                                        9,282          228

Total Chile (Cost $1,695)                                              2,019


CHINA  0.4%

Common Stocks  0.4%

China Telecom (HKD)                                   3,608,130   $    8,239

Huaneng Power International
  ADR (USD) *                                           405,710        5,452

Total China (Cost $15,015)                                            13,691


DENMARK  0.4%

Common Stocks  0.4%

Den Danske Bank                                          48,330        5,564

Tele Danmark                                             44,060        4,541

Unidanmark (Class A)                                     39,351        2,702

Total Denmark (Cost $9,357)                                           12,807


FINLAND  0.9%

Common Stocks  0.9%

Nokia (EUR)                                             379,500       29,306

Total Finland (Cost $3,855)                                           29,306


FRANCE  10.0%

Common Stocks  10.0%

Alcatel Alsthom (EUR)                                   113,371       13,917

AXA (EUR)                                               175,821       22,697

Carrefour (EUR)                                          27,175       21,531

Cie de St. Gobain (EUR)                                  85,086       14,606

Credit Commercial
  de France (EUR)                                       128,343       13,558

Danone (EUR)                                             43,960       11,749

Dexia France (EUR)                                       37,216        5,209

Dexia France, Bearer (EUR)                               18,928        2,649

Elf Aquitaine (EUR)                                      97,610       15,158

L'Oreal (EUR)                                            11,085        7,096

Lafarge (EUR)                                            52,801        5,132

Lapeyre (EUR)                                            28,440        2,163

Legrand (EUR)                                            36,849        8,798

Pinault Printemps
  Redoute (EUR)                                         155,225       25,745

Sanofi (EUR)                                            131,860       20,658

Schneider (EUR)                                         295,096       19,250

Societe Generale (EUR)                                   68,862       12,323

Sodexho Alliance (EUR)                                  120,212       19,722

Television Francaise (EUR)                               70,536       13,785

Total (Class B) (EUR)                                   243,111   $   33,284

Vivendi (EUR)                                           172,552       40,303

Total France (Cost $215,262)                                         329,333


GERMANY  6.2%

Common Stocks  5.8%

Allianz (EUR)                                            51,030       16,253

Bayer (EUR)                                             289,714       12,303

Bayerische Vereinsbank (EUR)                            356,754       23,253

Deutsche Bank (EUR)                                     253,874       14,751

Deutsche Bank (EUR) *                                    28,207        1,579

Deutsche Telekom (EUR)                                  346,095       13,638

Dresdner Bank (EUR)                                     355,577       15,326

Gehe (EUR)                                              351,534       16,154

Hoechst (EUR)                                            92,840        4,399

Hornbach Baumarkt (EUR)                                   4,945          125

Mannesmann (EUR)                                        216,620       28,513

Rhoen Klinikum (EUR)                                     51,974        5,216

SAP (EUR)                                                42,130       13,485

Siemens (EUR)                                           105,571        7,807

Veba (EUR)                                              239,486       13,130

Volkswagen (EUR)                                         63,310        4,488

                                                                     190,420

Preferred Stocks  0.4%

Fielmann (EUR)                                           26,705        1,044

Fresenius (EUR)                                          16,580        2,890

SAP (EUR)                                                23,622        8,859

                                                                      12,793

Total Germany (Cost $169,104)                                        203,213


HONG KONG  1.8%

Common Stocks  1.8%

Cheung Kong Holdings                                    429,670        3,908

CLP Holdings                                          1,622,500        8,729

Henderson Land Development                            1,429,050        8,628

Hong Kong
  Telecommunications                                  1,982,750        5,321

HSBC Holdings                                           202,810        7,510

Hutchison Whampoa                                     2,305,660       20,748

Sun Hung Kai Properties                                 692,400        6,052

Total Hong Kong (Cost $46,565)                                        60,896


INDIA  0.2%

Common Stocks  0.2%

Mahanagar Telephone
  GDR (USD)                                             303,040   $    3,152

State Bank of India
  GDR (USD)                                             296,860        2,642

Total India (Cost $7,824)                                              5,794


IRELAND  0.1%

Common Stocks  0.1%

CBT Group ADR (USD) *                                   260,878        4,044

Total Ireland (Cost $8,486)                                            4,044


ITALY  5.9%

Common Stocks  5.9%

Assicurazioni Generali (EUR)                            358,500       13,956

Banca Commerciale
  Italiana (EUR)                                        657,060        5,407

Banca di Roma (EUR)                                   4,028,640        6,639

Banca Popolare di
  Brescia (EUR)                                         218,530        7,514

Credito Italiano (EUR)                                3,223,719       16,347

ENI (EUR)                                             2,937,532       19,333

Gucci Group (USD)                                        95,755        7,224

Istituto Nazionale delle
  Assicurazioni (EUR)                                 5,747,780       15,180

Italgas (EUR)                                           716,225        3,185

Mediolanum (EUR)                                      1,059,845        6,998

Sao Paolo IMI (EUR)                                   1,084,006       16,261

Telecom Italia (EUR)                                  5,132,950       54,604

Telecom Italia
  Mobile (EUR)                                        3,466,256       20,652

Total Italy (Cost $126,775)                                          193,300


JAPAN  17.1%

Common Stocks  17.1%

Alps Electric                                           307,000        5,206

Amada                                                   267,000        1,677

Canon                                                 1,101,000       26,921

Citizen Watch                                           439,000        3,639

Daiichi Pharmaceutical                                  627,000       10,186

Daiwa House                                             778,000        9,284

DDI                                                       1,544        7,667

Denso                                                 1,103,000   $   22,398

East Japan Railway                                        1,711       10,101

Fanuc                                                   167,300        7,285

Fujitsu                                                 535,000        9,161

Hitachi                                               1,532,000       11,187

Honda Motor                                              97,000        4,272

Ito-Yokado                                              192,000       11,785

Kao                                                     662,000       16,797

Kokuyo                                                  379,000        5,697

Komori                                                  328,000        6,070

Kuraray                                                 898,000       10,227

Kyocera                                                 291,000       17,277

Makita                                                  572,000        6,140

Marui                                                   941,000       15,610

Matsushita Electric
  Industrial                                          1,201,000       22,829

Mitsubishi                                              931,000        6,159

Mitsubishi Heavy Industries                           3,823,000       16,743

Mitsui Fudosan                                        1,780,000       16,396

Murata Manufacturing                                    367,000       20,990

NEC                                                   1,964,000       23,452

Nippon Telegraph &
  Telephone                                               2,623       28,554

Nomura Securities                                     1,389,000       14,981

NTT Mobile Communication
  Network                                                   316       18,523

Pioneer Electronic                                      155,000        2,946

Sankyo                                                  819,000       17,180

Sekisui Chemical                                      1,212,000        8,099

Sekisui House                                           762,000        8,531

Seven-Eleven Japan                                      108,000        9,215

Shin-Etsu Chemical                                      435,000       13,842

Shiseido                                                509,000        8,013

Sony                                                    295,700       27,609

Sumitomo                                              1,554,000       11,477

Sumitomo Electric
  Industries                                          1,653,000       20,001

TDK                                                     272,000       20,567

Tokio Marine & Fire
  Insurance                                             410,000        4,776

Tokyo Electronics                                       177,000       10,079

Toppan Printing                                         760,000        9,139

Uny                                                     401,000        6,380

Total Japan (Cost $568,241)                                          565,068


MEXICO  1.6%

Common Stocks  1.6%

Cemex (Class B)                                         601,010   $    2,790

Cemex ADR (Represents 2
  Participating Certificates)
  (USD)                                                 110,980        1,047

Cemex ADR (Represents 2
  Participating Certificates)
  (144a) (USD)                                          402,882        3,802

Cemex, Participating
  Certificates (Represents 1
  Class A share)                                         18,035           84

Femsa UBD (Represents 1
  Class B and 4
  Series D shares) *                                  1,321,690        4,720

Gruma (Class B)                                         619,238        1,188

Gruma ADR (USD)                                         150,336        1,165

Grupo Financiero
  Bancomer (Class L)                                      8,116            2

Grupo Industrial
  Maseca (Class B)                                    1,632,317        1,131

Grupo Modelo (Class C)                                1,749,006        4,609

Grupo Televisa GDR (USD) *                              150,462        6,169

Kimberly-Clark de
  Mexico (Class A)                                    1,159,470        4,518

Telefonos de Mexico
  (Class L) ADR (USD)                                   270,634       20,501

TV Azteca ADR (USD)                                     190,550        1,334

Total Mexico (Cost $49,076)                                           53,060


NETHERLANDS  9.5%

Common Stocks  9.5%

KPN (EUR)                                                94,275        3,934

ABN Amro (EUR)                                          710,398       16,923

Ahold (EUR)                                             593,177       22,026

Akzo Nobel (EUR)                                         82,762        3,738

ASM Lithography (EUR)                                   353,470       14,899

CSM (EUR)                                               254,479       13,603

Elsevier (EUR)                                        1,520,452       22,728

Equant (EUR)                                             16,880        1,532

Fortis Nl (EUR)                                         577,134       20,546

ING Groep (EUR)                                         780,385       48,062

Numico (EUR)                                            197,080        7,412

Philips Electronics (EUR)                               254,360       21,899

Royal Dutch Petroleum (EUR)                             413,978   $   24,097

STMicroelectronics (EUR) *                               99,200       10,333

TNT Post Groep (EUR)                                     94,275        2,540

Unilever (EUR)                                          229,734       15,726

VNU (EUR)                                               162,060        6,557

Wolters Kluwer (EUR)                                  1,276,164       55,543

Total Netherlands (Cost $227,709)                                    312,098


NEW ZEALAND  0.3%

Common Stocks  0.3%

Telecom Corporation of
  New Zealand                                         1,867,592        9,728

Total New Zealand (Cost $8,505)                                        9,728


NORWAY  1.1%

Common Stocks  1.1%

Bergesen (Class A)                                       45,540          682

Norsk Hydro                                             394,922       17,672

Orkla (Class A)                                       1,050,820       17,625

Saga Petroleum                                           84,290          933

Total Norway (Cost $37,292)                                           36,912


PORTUGAL  0.4%

Common Stocks  0.4%

Jeronimo Martins (EUR)                                  332,581       10,944

Jeronimo Martins, New (EUR)                             113,043        3,720

Total Portugal (Cost $5,098)                                          14,664


RUSSIA  0.0%

Common Stocks  0.0%

Rao Gazprom ADS (USD)                                   139,355        1,481

Total Russia (Cost $2,472)                                             1,481


SINGAPORE  0.4%

Common Stocks  0.4%

Singapore Press                                         358,969        5,290

United Overseas Bank                                    892,000        6,889

Total Singapore (Cost $11,664)                                        12,179


SOUTH KOREA  0.2%

Common Stocks  0.2%

Samsung Electronics                                      67,426        5,185

Total South Korea (Cost $6,596)                                   $    5,185


SPAIN  3.1%

Common Stocks and Rights  3.1%

Argentaria Banca de
  Espana (EUR)                                          330,340        7,768

Banco Bilbao Vizcaya (EUR)                              393,210        5,882

Banco Popular Espanol (EUR)                              56,150        3,974

Banco Santander (EUR)                                   791,130       17,183

Empresa Nacional de
  Electricidad (EUR)                                    478,928       10,645

Gas Natural (EUR)                                        94,696        7,648

Iberdrola (EUR)                                         789,516       11,051

Repsol (EUR)                                            398,700        6,486

Telefonica de Espana (EUR)                              642,165       30,087

Telefonica de Espana
  Rights, 5/20/99 (EUR) *                               642,165          597

Total Spain (Cost $62,912)                                           101,321


SWEDEN  3.7%

Common Stocks  3.7%

ABB (Class A)                                           605,960        8,439

AstraZeneca Group ADR (USD)                             759,007       29,597

Atlas Copco (Class B)                                   329,662        8,674

Electrolux (Class B)                                    900,765       18,257

Esselte (Class B)                                        89,370        1,393

Granges                                                  79,808        1,353

Hennes and Mauritz (Class B)                            297,315       25,619

Nordbanken Holding                                    2,780,478       17,466

Sandvik (Class B)                                       303,020        6,842

Securitas (Class B)                                     234,115        3,469

Total Sweden (Cost $75,844)                                          121,109


SWITZERLAND  6.3%

Common Stocks  6.3%

ABB                                                       9,990       14,569

Adecco                                                   39,403       19,860

Credit Suisse Group                                      88,975       17,641

Nestle                                                   26,193       48,465

Novartis                                                 25,203       36,887

Roche Holdings                                            2,674       31,442

Swisscom *                                               14,769        5,421

UBS                                                      99,297       33,713

Total Switzerland (Cost $158,105)                                 $  207,998


UNITED KINGDOM  19.4%

Common Stocks  19.4%

Abbey National                                          868,200       19,564

Asda Group                                            3,717,310       12,349

BG                                                    1,066,352        6,004

British Petroleum                                       921,652       17,481

Cable & Wireless                                      2,070,700       29,680

Cadbury Schweppes                                     1,367,378       18,235

Caradon                                               2,655,905        6,751

Centrica *                                              883,800        1,795

Compass Group                                         1,419,050       14,450

David S. Smith                                        1,428,370        3,079

Diageo                                                3,853,848       44,390

Electrocomponents                                       830,640        7,082

GKN                                                     312,700        5,337

Glaxo Wellcome                                        1,510,900       44,723

Hays                                                    138,000        1,534

Heywood Williams Group                                  244,756        1,083

John Laing (Class A)                                    582,820        2,991

Kingfisher                                            3,845,954       57,546

Ladbroke Group                                        1,579,880        7,593

National Westminster Bank                             3,581,873       85,741

Rank Group                                              826,720        3,438

Reed International                                    3,583,840       32,632

Rio Tinto                                             1,112,060       19,392

Rolls Royce                                             796,171        3,692

Safeway                                               2,094,940        8,729

Shell Transport & Trading                             7,168,400       53,853

SmithKline Beecham                                    4,470,780       58,976

Tesco                                                 5,366,009       15,948

Tomkins                                               4,181,256       17,892

Unilever                                              1,788,000       15,935

United News & Media                                   1,655,020       20,128

Total United Kingdom (Cost $426,133)                                 638,023


SHORT-TERM INVESTMENTS  2.9%

Money Market Funds  2.9%

Reserve Investment Fund
  5.01% #                                            96,917,774       96,918

Total Short-Term

Investments (Cost $96,918)                                            96,918

Total Investments in Securities

99.8% of Net Assets (Cost $2,542,989)                             $3,287,779

Other Assets Less Liabilities                                          7,666

NET ASSETS                                                        $3,295,445
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $   12,427

Accumulated net realized gain/loss -
net of distributions                                                 138,752

Net unrealized gain (loss)                                           744,618

Paid-in-capital applicable to 174,160,628
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares of
the Corporation authorized                                         2,399,648

NET ASSETS                                                        $3,295,445
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    18.92
                                                                  ----------

   *  Non-income producing
   #  Seven day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers total of such securities at period-end amounts to 0.2% of net assets.
 ADR  American depository receipt
 ADS  American depository share
 EUR  European currency unit
 GDR  Global depository receipt
 HKD  Hong Kong dollar
 USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


Statement of Operations

Foreign Equity Fund
(Unaudited)

In thousands

                                                                     6 Months
                                                                        Ended
                                                                      4/30/99

Investment Income

Income
  Dividend (net of foreign
  taxes of $3,130)                                                 $  24,080
  Interest                                                             1,768

  Total income                                                        25,848

Expenses
  Investment management                                               11,303
  Custody and accounting                                                 531
  Shareholder servicing                                                   20
  Registration                                                            18
  Legal and audit                                                         14
  Directors                                                                5
  Prospectus and shareholder reports                                       2
  Miscellaneous                                                            7

  Total expenses                                                      11,900
  Expenses paid indirectly                                                (1)

  Net expenses                                                        11,899

Net investment income                                                 13,949

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                         161,295
  Foreign currency transactions                                         (970)

  Net realized gain (loss)                                           160,325

Change in net unrealized gain or loss
  Securities                                                         247,709
  Other assets and liabilities
  denominated in foreign currencies                                     (512)

  Change in net unrealized gain or loss                              247,197

Net realized and unrealized gain (loss)                              407,522

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ 421,471
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Foreign Equity Fund
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/99             10/31/98

Increase (Decrease) in Net Assets
Operations
  Net investment income                       $     13,949         $     53,464
  Net realized gain (loss)                         160,325               13,925
  Change in net unrealized gain or loss            247,197              169,539

  Increase (decrease) in
  net assets from operations                       421,471              236,928

Distributions to shareholders
  Net investment income                            (53,955)             (40,559)
  Net realized gain                                (24,187)             (92,704)

  Decrease in net assets
  from distributions                               (78,142)            (133,263)

Capital share transactions*
  Shares sold                                      221,508              688,390
  Distributions reinvested                          58,441              102,189
  Shares redeemed                                 (531,517)            (850,415)

  Increase (decrease) in
  net assets from capital
  share transactions                              (251,568)             (59,836)

Net Assets
Increase (decrease) during period                   91,761               43,829
Beginning of period                              3,203,684            3,159,855

End of period                                 $  3,295,445         $  3,203,684
                                              ---------------------------------

*Share information
  Shares sold                                       12,346               40,154
  Distributions reinvested                           3,394                6,463
  Shares redeemed                                  (29,718)             (49,853)

  Increase (decrease)
  in shares outstanding                            (13,978)              (3,236)

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Foreign Equity Fund
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on September 7, 1989.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $187,883,000 and $561,291,000, respectively, for the six months ended April 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,542,989,000. Net unrealized gain aggregated $744,790,000 at period-end, of which $873,418,000 related to appreciated investments and $128,628,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,866,000 was payable at April 30, 1999. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $72,000 for the six months ended April 30, 1999, of which $14,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1999, totaled $1,734,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $21,192,000 with certain affiliates of the manager and paid commissions of $34,000 related thereto.